                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      March 12, 2001
                                                 -------------------------------


                           CORE MATERIALS CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   001-12505                   31-1481870
--------------------------------------------------------------------------------
(State of Other Jurisdiction      (Commission                (IRS Employer
    of Incorporation)             File Number)             Identification No.)


800 Manor Park Drive, P.O. Box 28183
Columbus, Ohio                                            43228-0183
--------------------------------------------------------------------------------
(Address of Principle Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code       (614) 870-5000
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former Name of Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None

ITEM 5.  OTHER EVENTS.

On March 8, 2001, Core Materials Corporation announced that it is downwardly adjusting its annual sales forecast due to the decision of a customer to move its business to an alternative manufacturer. Case\New Holland, which represented $8.4 million in annual sales in 2000, recently informed the company that it will phase its production to another supplier beginning in March, 2001, with a complete re-sourcing by the end of May, 2001.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits:

99. Press Release announcing re-sourcing of business.

ITEM 8.  CHANGE IN FISCAL YEAR.

None

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Core Materials Corporation
                                            -----------------------------------
                                                       (Registrant)





Date     3-12-01                         By       /s/ Kevin L. Barnett
     --------------------------             -----------------------------------
                                                       (Signature)

                                                     Kevin L. Barnett
                                            Vice President, Secretary, Treasurer
                                                and Chief Financial Officer